Exhibit 10.3

Schedule to Exhibit 10.3

There are 15 management agreements with Sonesta International Hotels Corporation for limited service hotels, a representative form of which is filed herewith.  The other 14 management agreements, with the respective parties and applicable to the respective hotels listed below, are substantially identical in all material respects to the representative form of management agreement filed herewith.

Owner	Hotel	Landlord	Date of Agreement	Effective Date	Invested Capital Amount	Section 2.02(1) Date

Cambridge TRS, Inc.	Sonesta ES Suites Burlington 11 Old Concord Road Burlington, MA	HPT IHG-2 Properties Trust	June 12, 2012	June 12, 2012	$18,240,000	January 31, 2015

Cambridge TRS, Inc.	Sonesta ES Suites Orlando 8480 International Drive Orlando, FL	HPT IHG-2 Properties Trust	July 6, 2012	July 9, 2012	$7,900,000	January 31, 2015

Cambridge TRS, Inc.	Sonesta ES Suites Andover 4 Technology Drive Andover, MA	HPT IHG-2 Properties Trust	July 25, 2012	July 25, 2012	$17,100,000	January 31, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Parsippany 61 Interpace Parkway Parsippany, NJ	HPT IHG-2 Properties Trust	July 30, 2012	July 30, 2012	$22,312,500	January 1, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Somerset 260 Davidson Avenue Somerset, NJ	HPT IHG-2 Properties Trust	July 30, 2012	August 1, 2012	$7,200,000	January 1, 2016

Owner	Hotel	Landlord	Date of Agreement	Effective Date	Invested Capital Amount	Section 2.02(1) Date

Cambridge TRS, Inc.	Sonesta ES Suites Princeton 4375 U.S. Route 1 South Princeton, NJ	HPT IHG-2 Properties Trust	July 30, 2012	August 3, 2012	$5,810,000	January 1, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Malvern 20 Morehall Road Malvern, PA	HPT IHG-2 Properties Trust	July 27, 2012	August 6, 2012	$17,398,113	January 1, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Dublin 435 Metro Place South Dublin, OH	HPTMI Properties Trust	August 6, 2012	August 11, 2012	$6,750,000	January 1, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Flagstaff 3440 Country Club Drive Flagstaff, AZ	HPTMI Properties Trust	August 6, 2012	August 11, 2012	$5,625,000	January 1, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Houston 5190 Hidalgo Street Houston, TX	HPT IHG-2 Properties Trust	August 6, 2012	August 13, 2012	$10,260,000	January 1, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Columbia 8844 Columbia 100 Parkway Columbia, MD	HPT IHG-2 Properties Trust	August 6, 2012	August 14, 2012	$12,540,000	January 1, 2016

Cambridge TRS, Inc.	Sonesta ES Suites Charlotte 7925 Forest Pine Drive Charlotte, NC	HPT IHG-2 Properties Trust	August 6, 2012	August 16, 2012	$6,810,000	January 1, 2016

Owner	Hotel	Landlord	Date of Agreement	Effective Date	Invested Capital Amount	Section 2.02(1) Date

Cambridge TRS, Inc.	Sonesta ES Suites St. Louis 1855 Craigshire Road St. Louis, MO	HPT IHG-2 Properties Trust	August 6, 2012	August 22, 2012	$3,780,000	January 1, 2016

Cambridge TRS, Inc.	Sonesta Fort Lauderdale 999 North Fort Lauderdale Beach Boulevard Fort Lauderdale, FL	HPT IHG-2 Properties Trust	May 30, 2014	May 30, 2014	$65,000,000	January 1, 2018